UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 26, 2022

QHSLab, Inc.

(Exact Name of Registrant as Specified in its Charter)

0-19041

(Commission File No.)

Nevada	30-1104301
(State of Incorporation)	(I.R.S. Employer Identification No.)

901 Northpoint Parkway Suite 302 West Palm Beach FL 33407	33407
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (929) 379-6503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	USAQ	N/A

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 26, 2022, the Company consummated a Securities Purchase Agreement with an accredited investor pursuant to which it issued to the investor an Original Issue Discount Secured Convertible Promissory Note (the “Note”) in the principal amount of $440,000 and warrants to purchase 550,000 shares of the Company’s common stock for aggregate consideration of $400,000. In addition, pursuant to the Purchase Agreement the Company entered into a Registration Rights Agreement with the investor.

The principal amount of the Note and all interest accrued thereon is payable on July 21, 2023, and are secured by a lien on substantially all of the Company’s assets. The Note provides for interest at the rate of 5% per annum, payable at maturity, and is convertible into common stock at a price of $0.20 per share. In addition to customary anti-dilution adjustments upon the occurrence of certain corporate events, the Note provides, subject to certain limited exceptions, that if we issue any common stock, common stock equivalents or convertible securities, as defined in the Note, at per share price lower than the conversion price then in effect, or with an exercise price or conversion price lower than the conversion price then in effect or decrease the exercise or conversion price of any outstanding common stock equivalent to a price below the then conversion price of the Note, the conversion price of the Note will be reduced to the per share price at which such stock or common stock equivalents were sold or to which the price was reduced.

The Note provides for various events of default similar to those provided for in similar transactions, including the failure to timely pay amounts due thereunder. The Note provides further that the Company will be liable to the holder for various amounts, including the cost of a buy-in, if the Company shall default in its obligation to register the shares issuable upon conversion of the Note for sale by the holder under the Securities Act or otherwise fails to facilitate holder’s sale of the shares issuable upon conversion of the Note as required by the terms of the Note.

The 550,000 Warrants are initially exercisable for a period of three years at a price of $0.50 per share, subject to customary anti-dilution adjustments upon the occurrence of certain corporate events as set forth in the Warrant. In addition, the Warrant provides, subject to certain limited exceptions, that if we issue any common stock, common stock equivalents or convertible securities, as defined in the Warrant, at per share price lower than the exercise price then in effect, or with an exercise price or conversion price lower than the exercise price then in effect or decrease the exercise or conversion price of any outstanding common stock equivalent to a price below the then exercise price of the Warrant, the exercise price of the Warrant will be reduced to the per share price at which such stock or common stock equivalents were sold or to which the price was reduced. The shares issuable upon conversion of the Note and exercise of the Warrants are to be registered under the Securities Act of 1933, as amended, for resale by the investor as provided in the Registration Rights Agreement. The Warrants may be exercised by means of a “cashless exercise” if at any time the shares issuable upon exercise of the Warrant are not covered by an effective registration statement.

The Registration Rights Agreement requires the Company to file with the Securities and Exchange Commission within 60 days following the closing of the issuance of the Note, a registration statement (the “Registration Statement”) with respect to all shares which may be acquired upon conversion of the Note and exercise of the Warrant (the “Registrable Securities”) and to cause the Registration Statement to be declared effective no later than 100 days after the date of the issuance of the Note, provided, that if the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company shall cause the Registration Statement to be declared effective on the fifth trading day following the date on which the Company is so notified. The Company is to cause the Registration Statement to remain continuously effective until all Registrable Securities covered by such Registration Statement have been sold, or may be sold pursuant to Rule 144 without the volume or other limitations of such rule, or are otherwise not required to be registered in reliance upon the exemption in Section 4(a)(1) or 4(a)(7) under the Securities Act.

For services rendered in connection with the Securities Purchase Agreement the Company paid Carter, Terry & Company a cash fee of $20,000. In addition, the Company reimbursed the investor $5,000 for legal expenses incurred in connection with the transaction.

The foregoing description of the Share Purchase Agreement, the promissory note and warrants issued as described herein do not purport to be complete and is qualified in its entirety by reference to the copies of the Share Purchase Agreement, the promissory note and the Warrant Agreement included as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K which are incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Reference is made to Item 1.01 for a description of the terms and conditions pursuant to which the Company sold to a single investor its Original Issue Discount Secured Convertible Promissory Note in the principal amount of $440,000 and warrants to purchase 550,000 shares of the Company’s common stock for aggregate consideration of $400,000. The Note and warrants were sold in a private transaction to Mercer Street Global Opportunity Fund, LLC, which already held a convertible note and warrants issued by the Company in August 2021. The transaction was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) and, unless previously registered or otherwise exempt from the registration requirements of the Securities Act, the securities issued upon conversion of the Note or exercise of the warrant will bear a restrictive legend.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Securities Purchase Agreement between QHSLab, Inc. and Mercer Street Global Opportunity Fund, LLC dated July 21, 2022
10.2	Original Issue Discount Secured Convertible Promissory Note in the principal amount of $440,000 issued by QHSLab, Inc. to Mercer Street Global Opportunity Fund, LLC
10.3	Common Stock Purchase Warrant to purchase 550,000 shares issued by QHSLab, Inc. to Mercer Street Global Opportunity Fund, LLC dated July 21, 2022
10.4	Registration Rights Agreement in favor of Mercer Street Global Opportunity Fund, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 29, 2022

QHSLab, Inc.

/s/ Troy Grogan
Name:	Troy Grogan
Title:	CEO and Chairman